SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary  Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                           ZOMAX OPTICAL MEDIA, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                            ZOMAX OPTICAL MEDIA, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                 April 22, 1997



TO THE SHAREHOLDERS OF ZOMAX OPTICAL MEDIA, INC.:

         The 1997 Annual Meeting of Shareholders of Zomax Optical Media, Inc. will be held at the Lutheran Brotherhood Building, 625 Fourth Avenue South,
Minneapolis, Minnesota at 3:30 p.m. on Tuesday, April 22, 1997, for the following purposes:

         1.       To set the number of members of the Board of Directors at five
                  (5).

         2.       To elect members of the Board of Directors.

         3. To approve an increase in the number of shares reserved under the Company's 1996 Stock Option Plan from 600,000 to 850,000.

         4. To ratify the appointment of the Company's independent public accountants for the year ending December 26, 1997.

         5. To take action on any other business that may properly come before the meeting or any adjournment thereof.

         Accompanying this Notice of Annual Meeting is a Proxy Statement, form of Proxy and the Company's 1996 Annual Report to Shareholders.

         Only shareholders of record as shown on the books of the Company at the close of business on March 3, 1997 will be entitled to vote at the 1997 Annual Meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

         You are cordially invited to attend the 1997 Annual Meeting. Whether or not you plan to attend the 1997 Annual Meeting, please sign, date and mail the enclosed form of Proxy in the return envelope provided as soon as possible. The Proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. The prompt return of proxies will help the Company avoid the unnecessary expense of further requests for proxies.

                                            BY ORDER OF THE BOARD OF DIRECTORS,


                                            James T. Anderson, President
Dated:   March 21, 1997
         Plymouth, Minnesota

                            ZOMAX OPTICAL MEDIA, INC.


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                 April 22, 1997


         The accompanying Proxy is solicited by the Board of Directors of Zomax Optical Media, Inc. (the "Company") for use at the 1997 Annual Meeting of Shareholders of the Company to be held on Tuesday, April 22, 1997, at the location and for the purposes set forth in the Notice of Annual Meeting, and at any adjournment thereof.

         The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

         Any shareholder giving a Proxy may revoke it any time prior to its use at the 1997 Annual Meeting by giving written notice of such revocation to the Secretary or any other officer of the Company or by filing a later dated written Proxy with an officer of the Company. Personal attendance at the 1997 Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a later dated Proxy is delivered to an officer before the revoked or superseded Proxy is used at the 1997 Annual Meeting. Proxies will be voted as directed therein. Proxies which are signed by shareholders but which lack specific instruction with respect to any proposal will be voted in favor of such proposal as set forth in the Notice of Annual Meeting or, with respect to the election of directors, in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

         The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. An abstention as to any proposal will therefore have the same effect as a vote against the proposal.

         The mailing address of the principal executive office of the Company is 5353 Nathan Lane, Plymouth, Minnesota 55442. The Company expects that this Proxy Statement, the related Proxy and Notice of Annual Meeting will first be mailed to shareholders on or about March 21, 1997.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed March 3, 1997 as the record date for determining shareholders entitled to vote at the 1997 Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the 1997 Annual Meeting. At the close of business on March 3, 1997, there were 4,388,572 shares of the Company's Common Stock issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the 1997 Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights.


               PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

         The following table provides information as of March 3, 1997 concerning the beneficial ownership of the Company's Common Stock by (i) each director of the Company, (ii) the named executive officers in the Summary Compensation Table, (iii) the persons known by the Company to own more than 5% of the Company's outstanding Common Stock, and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them.


Name (and Address of 5%                 Number of Shares              Percent
Owner) or Identity of Group            Beneficially Owned(1)        of Class (1)

Phillip T. Levin (2)(3)                       1,264,823                  28.8%

James T. Anderson (2)(4)                        441,061                   9.9%

Janice Ozzello Wilcox                             1,000                      *

Robert Ezrilov                                    1,000                      *

Howard P. Liszt                                   1,000                      *

Michelle S. Bedard (2)(5)                       441,061                   9.9%

George F. Esbensen (6)                            5,000                      *

Metacom, Inc. (2)                               257,311                   5.9%

All Executive Officers                        1,714,576                  38.6%
and Directors as a Group
(9 Individuals) (7)

---------------------

*        Less than 1% of the outstanding shares of Common Stock.

(1) Under the rules of the SEC, shares not actually outstanding are deemed to be beneficially owned by an individual if such individual has the right to acquire the shares within 60 days. Pursuant to such SEC Rules, shares deemed beneficially owned by virtue of an individual's right to acquire them are also treated as outstanding when calculating the percent of the class owned by such individual and when determining the percent owned by any group in which the individual is included.

(2)      Address is 5353 Nathan Lane, Plymouth, Minnesota 55442.

(3) Includes 257,311 shares held by Metacom, Inc., of which Mr. Levin is the majority shareholder and Chief Executive Officer, and 2,000 shares held by Mr. Levin as custodian for his children.

(4) Includes 35,000 shares which may be purchased by Mr. Anderson upon exercise of a currently exercisable option and 15,000 shares which may be purchased by Ms. Bedard, his spouse, upon exercise of a currently exercisable option.

(5) Includes 15,000 shares which may be purchased by Ms. Bedard upon exercise of a currently exercisable option, 391,061 shares held by Mr. Anderson, her spouse, and 35,000 shares which may be purchased by Mr. Anderson upon exercise of a currently exercisable option.

(6) Includes 5,000 shares which may be purchased by Mr. Esbensen upon exercise of a currently exercisable option.

(7) Includes 55,000 shares which may be purchased by executive officers and directors upon exercise of currently exercisable options, 257,311 shares held by Metacom, Inc. and 2,000 shares held for the benefit of family members.


                              ELECTION OF DIRECTORS
                              (Proposals #1 and #2)

         The Bylaws of the Company provide that the number of directors shall be the number set by the shareholders, which shall be not less than one. The Board of Directors unanimously recommends that the number of directors be set at five and that five directors be elected. Unless otherwise instructed, the Proxies will be so voted.

         All of the nominees are members of the current Board of Directors. Phil Levin and James Anderson have served as directors since the Company was formed in February 1996. As permitted by the Company's Bylaws, on September 23, 1996, the number of directors was increased from two to five and Janice Ozzello Wilcox, Robert Ezrilov and Howard Liszt were elected as directors.

         Under applicable Minnesota law, approval of the proposal to set the number of directors at five and the election of the nominees to the Board of Directors require the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

         In the absence of other instruction, the Proxies will be voted for each of the individuals listed below. If elected, such individuals shall serve until the next annual meeting of shareholders and until their successors shall be duly elected and shall qualify. If, prior to the 1997 Annual Meeting of Shareholders, it should become known that any one of the following individuals will be unable to serve as a director after the 1997 Annual Meeting by reason of death, incapacity or other unexpected occurrence, the Proxies will be voted for such substitute nominee(s) as is selected by the Board of Directors. Alternatively, the Proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board of Directors has no reason to believe that any of the following nominees will be unable to serve.


                                      Position with                    Director
Name                        Age       the Company                        Since

Phillip T. Levin             53       Chairman of the                    1996
                                      Board

James T. Anderson            39       President, Chief                   1996
                                      Executive Officer and
                                      Director

Janice Ozzello Wilcox        43       Director                           1996

Robert Ezrilov               52       Director                           1996

Howard P. Liszt              50       Director                           1996



Business Experience of the Director Nominees

         Phillip T. Levin has served as Chairman of the Board of Directors of the Company since he co-founded it in February 1996. Mr. Levin was Chairman and Chief Executive Officer of ZOMI Corp., the General Partner of Zomax Optical Media Limited Partnership (the "Partnership"), the Company's predecessor, from 1993, when he co-founded it and the Partnership, until May 1996. Mr. Levin has served as a director and officer of Metacom, Inc., a leading distributor of audio cassettes and a principal shareholder of the Company, since he co-founded it in 1970. He has served as Metacom's Chief Executive Officer since 1991.

         James T. Anderson has served as President, Chief Executive Officer and as a director of the Company since he co-founded it in February 1996. He was President of ZOMI Corp. from 1993, when he co-founded it and the Partnership, until May 1996. Mr. Anderson served with Metacom from May 1982 to June 1993, including five years as Vice President of Manufacturing where he was responsible for all manufacturing activities, including purchasing, inventory control, production, warehousing and distribution. Mr. Anderson is married to Michelle S. Bedard, the Executive Vice President of the Company.

         Janice Ozzello Wilcox has served as Senior Vice President and Chief Financial Officer of Marquette Bancshares, Inc., a bank holding company in Minneapolis, Minnesota, since January 1993. From April 1991 to December 1992, Ms. Wilcox served as Senior Vice President and Chief Financial Officer of Marquette Bank Minneapolis, N.A. in Minneapolis, Minnesota.

         Robert Ezrilov has been self-employed as a business consultant since April 1995, prior to which he was a partner with Arthur Andersen LLP, which accounting firm he joined in 1969. Mr. Ezrilov also serves on the Board of Directors of C.H. Robinson Company, a transportation service provider located in Eden Prairie, Minnesota.

         Howard P. Liszt currently serves as Chief Executive Officer of Campbell Mithun Esty, an advertising agency in Minneapolis, Minnesota, and has been employed by Campbell Mithun Esty since 1976. Mr. Liszt also serves on the Board of Directors of Coleman Natural Products, Inc., a Colorado-based supplier and marketer of branded natural beef products.


                          BOARD AND COMMITTEE MEETINGS

         During fiscal 1996, the Board of Directors held two formal meetings and took unanimous written action six times. Each director attended all of the meetings of the Board and the committees on which such director served during fiscal 1996.

         The Company's Board of Directors has two standing committees, the Audit Committee and Compensation Committee. The Company does not have a nominating committee.

         The Audit Committee was formed on September 25, 1996, and the members are Robert Ezrilov, Howard Liszt and Janice Wilcox. This committee reviews the selection and work of the Company's independent auditors and the adequacy of internal controls for compliance with corporate policies and directives. The Audit Committee did not meet during fiscal 1996.

         The Compensation Committee was formed on September 25, 1996, and the members are Robert Ezrilov, Howard Liszt and Janice Wilcox. This committee recommends to the Board of Directors from time to time the salaries to be paid to executive officers of the Company and any plan for additional compensation it deems appropriate. In addition, this committee is vested with the same authority as the Board of Directors with respect to the granting of options and the administration of the Company's 1996 Stock Option Plan. The Compensation Committee met once during fiscal 1996.

                        EXECUTIVE OFFICERS OF THE COMPANY

         The names and ages of the Company's current executive officers and the positions held by such officers are listed below.


Name                       Age             Position

James T. Anderson           39             President, Chief Executive Officer
                                           and Director

Phillip T. Levin            53             Chairman of the Board

James E. Flaherty           43             Chief Financial Officer and
                                           Secretary

Michelle S. Bedard          38             Executive Vice President

George F. Esbensen          37             Vice President of Sales - Software
                                           Manufacturing Group

Joseph Rehak                38             Vice President - Operations



         James T. Anderson has served as President, Chief Executive Officer and as a director of the Company since he co-founded it in February 1996. For additional business background of Mr. Anderson, see the section of this Proxy Statement entitled Election of Directors.

         Phillip T. Levin has served as Chairman of the Board of the Company since he co-founded it in February 1996. For additional business background of Mr. Levin, see the section of this Proxy Statement entitled Election of Directors.

         James E. Flaherty has served as Chief Financial Officer of the Company since December 1996 and as Secretary since January 1997. From May 1989 until December 1996, Mr. Flaherty was employed by Racotek Inc., a wireless data software company in Minneapolis, Minnesota, serving in various capacities including Chief Financial Officer, Controller and Secretary.

         Michelle S. Bedard has served as Executive Vice President of the Company since its inception in February 1996, prior to which she served as Vice President of Sales and National Sales Manager of the Partnership since its inception in 1993. From June 1991 to August 1993, Ms. Bedard was National Sales Manager of Metacom, where she was responsible for sales revenue and staff, including eight inside sales representatives and thirteen independent sales groups, the customer service department and various support staff, for all four sales divisions. Ms. Bedard is married to James T. Anderson, President and Chief Executive Officer of the Company.

         George F. Esbensen has served as Vice President of Sales--Software Manufacturing Group of the Company since its inception in February 1996, prior to which he served as National Sales Manager--Software Manufacturing Group of the Partnership since January 1994. From July 1984 to December 1993, Mr. Esbensen served as Vice President of Sales of Cycle Software Services, Inc., a software manufacturing company.

         Joseph Rehak has served as Vice President of Operations of the Company since its inception in February 1996, prior to which he held the same position with the Partnership since June 1995. From April 1989 to June 1995, Mr. Rehak served as Vice President of Padco Inc., an international manufacturer of paint applicators located in Minneapolis, Minnesota, where he was responsible for the manufacturing, planning, purchasing, quality control and O.E.M. sales for Padco's worldwide facilities.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain information regarding compensation paid or accrued during each of the Company's last three fiscal years to the Chief Executive Officer and to each other executive officer whose total annual salary and bonus paid or accrued during fiscal year 1996 exceeded $100,000.

                                                                                        Long Term Compensation
                                                                                 -------------------------------------
                                                                                           Awards              Payouts
                                                                                 -------------------------------------
                                                                                 Restricted                    LTIP       All Other
Name and Principal        Fiscal                                                   Stock                      Payouts      Compen-
      Position            Year                 Annual Compensation(1)             Awards ($)     Options        ($)       sation ($)
----------------------    -----      ----------------------------------------    ----------      -------       -----      ----------
                                     Salary ($)      Bonus ($)     Other ($)
                                     ----------      ---------     ---------

James T. Anderson,          1996     225,533(2)       113,429        --              --          125,000         --             --
  President and Chief       1995     150,000           53,250        --              --              --          --             --
  Executive Officer         1994     110,000           73,478        --              --              --          --             --

Michelle S. Bedard,         1996     168,574(3)        20,000        --              --           75,000         --             --
  Executive Vice            1995     130,053(3)         6,475        --              --              --          --             --
  President                 1994      96,819(3)        12,080        --              --              --          --             --

George F. Esbensen,         1996     108,720(4)            --        --              --           35,000         --             --
  Vice President of         1995     104,456(4)         3,650        --              --              --          --             --
  Sales--Software           1994      78,446(4)            --        --              --              --          --             --
  Manufacturing Group


-------------------------

(1) All compensation earned prior to May 10, 1996 was earned from Zomax Optical Media Limited Partnership, the Company's predecessor.

(2)      Includes payment for accrued vacation in the amount of $30,533.

(3)      Includes  commissions of $78,3320,  $50,053 and $31,819 for 1996,  1995
         and 1994, respectively.

(4)      Includes commissions of $28,351,  $24,456 and $6,331 for 1996, 1995 and
         1994, respectively.

Option Grants During 1996 Fiscal Year

         The following table provides information regarding stock options granted during fiscal 1996 to the named executive officers in the Summary Compensation Table. The Company has not granted any stock appreciation rights.

                                              Percent of
                                             Total Options      Exercise or
                          Options               granted          Base Price
Name                      Granted            in Fiscal Year     Per Share(1)        Expiration Date

James T. Anderson         125,000(2)              31.6%           $6.75                05/06/06
Michelle S. Bedard         75,000(3)              19.0%           $6.75                05/06/06
George F. Esbensen         35,000(4)               8.9%           $6.75                05/06/06

------------------

(1)      Exercise price is equal to the fair market value on the date of grant.

(2) Option becomes exercisable with respect to 35,000 shares on May 7, 1996, the date of grant, and with respect to 30,000 shares on each of May 7, 1997, 1998 and 1999.

(3) Option becomes exercisable with respect to 15,000 shares on May 7, 1996, the date of grant, and with respect to 20,000 shares on each of May 7, 1997, 1998 and 1999.

(4) Option becomes exercisable with respect to 5,000 shares on May 7, 1996, the date of grant, and with respect to 6,000 shares on each of May 7, 1997, 1998, 1999, 2000 and 2001.

Option Exercises During 1996 Fiscal Year and Fiscal Year-End Option Values

  The following table provides information as to options exercised by the named executive officer in the Summary Compensation Table during fiscal 1996 and the number and value of options at December 27, 1996. The Company does not have any outstanding stock appreciation rights.

                                                                                                               Value of
                                                                              Number of                      Unexercised
                                                                             Unexercised                     In-the-Money
                                                                              Options at                      Options at
                                    Shares                                December 27, 1996               December 27, 1996
                                   Acquired             Value                Exercisable/                    Exercisable/
Name                             on Exercise          Realized              Unexercisable                   Unexercisable

James T. Anderson                     --                 --               35,000 exercisable                     (1)
                                                                         90,000 unexercisable

Michelle S. Bedard                    --                 --               15,000 exercisable                     (1)
                                                                         60,000 unexercisable

George F. Esbensen                    --                 --               5,000 exercisable                      (1)
                                                                         30,000 unexercisable

------------------

(1) The options all have an exercise price of $6.75 per share, which exceeds $5.25, the closing sale price for the Company's Common Stock at December 27, 1996 as quoted by the Nasdaq National Market.

Compensation to Directors

         The Company pays fees to the non-officer members of the Board of Directors of $500 for each Board meeting and $250 for each Committee meeting attended. The Company reimburses the directors for out-of-pocket expenses incurred while attending Board or Committee meetings.

         The 1996 Stock Option Plan provides for automatic option grants to each director who is not an employee of the Company. See Grants to Non-Employee Directors under Proposal #3 on page 13.

Employment Agreements and Termination of Employment Arrangements

         On March 1, 1996, the Company entered into an Employment Agreement, which was effective on May 10, 1996, the closing date of the Company's public offering, with James T. Anderson, President and Chief Executive Officer of the Company, pursuant to which Mr. Anderson is entitled to an initial annual base salary of $195,000 and a bonus equal to five percent of the Company's earnings before taxes, as defined in the agreement. The base salary will be reviewed at least annually by the Board. The agreement also provided him with a ten-year option to purchase 125,000 shares of the Company's Common Stock at an exercise price equal to $6.75 per share, vesting 35,000 shares immediately and 30,000 shares each year for three years. Mr. Anderson will be required by the agreement to maintain confidentiality of all Company trade secrets and upon termination of employment will be prohibited from participating in a competing venture for a period of one year. The initial term of the agreement will end on December 31, 1998 unless sooner terminated in accordance with the provisions of the agreement. If the Company terminates Mr. Anderson without "cause" or if Mr. Anderson resigns for "good reason" or within one year after a "change in control" (as those terms are defined in the agreement), Mr. Anderson will be entitled to receive, among other things, (i) an amount equal to twice any bonus payments earned by him for the immediately preceding fiscal year and (ii) an amount equal to twice the base salary in effect at that time. If Mr. Anderson's employment with the Company terminates for any reason, his incentive stock option granted on May 7, 1996 for the purchase of 125,000 shares of the Company's Common Stock at $6.75 per share shall continue to be exercisable during its ten-year term but only to the extent the option was exercisable on the date of termination of employment, but had not previously been exercised.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than tenpercent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, the Company believes that, during fiscal year 1996, all officers, directors and greater than ten-percent beneficial owners complied with the applicable filing requirements, except that Mr. Anderson and Ms. Bedard reported one transaction late, Mr. Levin reported two transactions late, and Ms. Wilcox failed to report a transaction on a monthly report but did report the transaction on a Form 5, which was timely filed.

Certain Transactions

         In January 1995, Zomax Optical Media Limited Partnership (the "Partnership"), the Company's predecessor, acquired the entire manufacturing operation of Metacom, Inc., but not its marketing operation. Metacom is a significant shareholder of the Company. Phillip T. Levin, the Chairman of the Board and a significant shareholder of the Company, is the Chief Executive Officer and majority shareholder of Metacom. Certain assets of the manufacturing operation of Metacom were purchased by the Partnership and others were contributed to the Partnership in exchange for limited interests in the Partnership. The assets purchased include, among other things, specified production, warehouse, transfer room and office equipment. The total purchase price for the specified production, warehouse and transfer room equipment was $492,085, payable with $300,000 cash, assumption of $42,085 in Metacom liabilities and a two-year promissory note for $150,000 bearing interest at 8.5% per annum and payable monthly. This note has been paid in full and cancelled. As part of the reorganization of the Company and the Partnership, the Company assumed the Partnership's obligations under this note. The total purchase price for the office equipment was $75,341, payable with $18,000 cash and a one-year promissory note for $57,341 bearing interest at 8.5% per annum and payable monthly. This note has been paid in full and cancelled. The assets assigned to the Partnership in exchange for limited interests in the Partnership pursuant to an Assignment and Assumption Agreement dated January 1, 1995 include, among other things, certain of Metacom's inventory, records, know-how and goodwill. In addition, Metacom has entered into the Manufacturing Agreement described below. In consideration for this contract and the assignment of the other assets of Metacom, the Partnership issued to Metacom $1,360,000 of limited interests in the Partnership at $60,000 per interest, of which $300,000 were redeemed during 1995. The remaining interests were exchanged for 287,311 shares of the Company's Common Stock.

         As mentioned above, Metacom is a party to a Manufacturing Agreement with the Company. Additionally, Metacom has entered into a Services Agreement and Office/Warehouse Lease with the Company. Pursuant to the Manufacturing Agreement, the Company will provide Metacom with its full requirement of compact discs and audio cassettes at the same price as Metacom could obtain such products and services from an unrelated third party. The Manufacturing Agreement, as amended, terminates December 31, 2000. Metacom is a significant customer of the Company, accounting for 19.1% and 8.6% of the Company's revenues in fiscal 1995 and 1996, respectively.

         The Company entered into a Services Agreement with Metacom effective January 1, 1995. The Services Agreement provides that, as needed, the Company may purchase at cost from Metacom telephone, information, accounting, regulatory, human resource, management and other miscellaneous services.
Currently, the only services that Metacom provides to the Company under the Services Agreement is the sharing of certain telephone personnel and information and computer services. The Company has purchased the software and hardware required to perform its own management information services and is in the process of implementing such system.

         The Company is aware that Metacom is not in compliance with its loan agreement with its bank and is currently negotiating with the bank to reform the loan agreement. Metacom's accounts payable for products and services purchased from the Company generally ranges in amounts from $400,000 to $1,000,000. If Metacom were to default on any of its obligations to the Company, whether on its accounts payable or under any agreement with the Company, the Company's determination as to the course of action to take will be made on an arm's length basis by its Board of Directors. Phillip T. Levin, the Company's Chairman of the Board of Directors and sole shareholder of Metacom, will not participate in Board or management discussions regarding Metacom or vote as a Company director on any matter involving Metacom.

         Metacom currently leases manufacturing (8,998 square feet), office (10,613 square feet) and warehouse (42,531 square feet) space to the Company pursuant to an Office/Warehouse Lease which expires in December 1997, subject to renewal by the Company. The Company is obligated to pay Metacom base rent of $7.50 per net rentable square foot of office space per annum; $5.00 per net rentable square foot of production space per annum; and $3.50 per net rentable square foot of warehouse space per annum. Additionally, the Company is obligated to pay its proportionate share of taxes and operating expenses.

                 APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES
               RESERVED UNDER THE COMPANY'S 1996 STOCK OPTION PLAN
                                  (Proposal #3)

Amendment

         As of March 10, 1997, the Company had outstanding incentive and nonqualified options for the purchase of an aggregate of 395,000 shares of the Company's common stock with an average exercise price of $6.34 per share granted under the Company's 1996 Stock Option Plan adopted on March 1, 1996 by the Board of Directors and the shareholders (the "1996 Plan"). A total of 600,000 shares were originally reserved for issuance under the 1996 Plan. No options granted under the 1996 Plan have been exercised as of March 10, 1997. In order to provide sufficient shares for future options, the Board of Directors increased the number of shares reserved under the 1996 Plan from 600,000 to 850,000 shares on March 6, 1997. The Board believes that granting fairly-priced stock options to employees and directors is an effective means to promote the future growth and development of the Company. Such options, among other things, increase employees' and directors' proprietary interest in the Company's success and enables the Company to attract and retain qualified personnel. The Board therefore recommends that all shareholders vote in favor of increasing the number of shares reserved under the 1996 Plan from 600,000 to 850,000.

Summary of 1996 Stock Option Plan

         A general description of the basic features of the 1996 Plan is presented below, but such description is qualified in its entirety by reference to the full text of the 1996 Plan, a copy of which may be obtained without charge upon written request to James E. Flaherty, the Company's Chief Financial Officer.

         Purpose. The purpose of the 1996 Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentive to directors, officers and employees of the Company and consultants and advisors to the Company, upon whose efforts the success of the Company will depend to a large degree.

         Term. Incentive stock options may be granted pursuant to the 1996 Plan during a period of ten (10) years from the date the 1996 Plan was adopted by the Board of Directors (until March 1, 2006), and nonqualified stock options may be granted until the 1996 Plan is discontinued or terminated by the Board of Directors.

         Administration. The 1996 Plan was administered by the Board until September 25, 1996, when the Board appointed the Compensation Committee and authorized it to administer the 1996 Plan. On March 6, 1997, the Board amended the 1996 Plan to change the definition of committee to comply with Rule 16b-3 of the Securities Exchange Act of 1934 (the "Act"). With the exception of the stock options automatically issued to Non-Employee Directors as described below, the 1996 Plan is administered by the Compensation Committee of the Board of Directors, all of the members of which are "non-employee directors" under Rule 16b-3 of the Act. The 1996 Plan gives broad powers to the Committee to administer and interpret the 1996 Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted.

         Eligibility. All employees of the Company or any subsidiary are eligible to receive incentive stock options pursuant to the 1996 Plan. All employees, officers and directors of and consultants and advisors to the Company or any subsidiary are eligible to receive nonqualified stock options. As of March 10, 1997, the Company had approximately 150 employees, of which five are officers, and four directors who are not employees.

         Options. When an option is granted under the 1996 Plan, the Committee, at its discretion, specifies the option price and the number of shares of Common Stock which may be purchased upon exercise of the option. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Company's Common Stock, as that term is defined in the 1996 Plan. Unless otherwise determined by the Committee, the exercise price of a nonqualified stock option will not be less than 100% of the fair market value on the date of grant. The period during which an option may be exercised and whether the option will be exercisable immediately, in stages, or otherwise is set by the Committee. An incentive stock option may not be exercisable more than ten (10) years from the date of grant. Optionees may pay for shares upon exercise of options with cash, certified check or Common Stock of the Company valued at the stock's then "fair market value" as defined in the 1996 Plan. Each option granted under the 1996 Plan is nontransferable during the lifetime of the optionee.

         Generally, under the form of option agreement which the Committee is currently using for options granted under the 1996 Plan, if the optionee's affiliation with the Company terminates before expiration of the option for reasons other than death, the optionee has a right to exercise the option for three months after termination of such affiliation or until the option's original expiration date, whichever is earlier. If the termination is because of death, the option typically is exercisable until its original stated expiration or until the 12-month anniversary of the optionee's death, whichever is earlier. The Committee may impose additional or alternative conditions and restrictions on the incentive or nonqualified stock options granted under the 1996 Plan; however, each incentive option must contain such limitations and restrictions upon its exercise as are necessary to ensure that the option will be an incentive stock option as defined under the Internal Revenue Code.

         Grants to Non-Employee Directors. The 1996 Stock Option Plan provides for automatic option grants to each director who is not an employee of the Company (a "Non-Employee Director"). Each Non-Employee Director who was elected for the first time as a director on or after the adoption of the 1996 Plan on March 1, 1996 was granted a nonqualified option to purchase 10,000 shares of the Common Stock. Such option is exercisable to the extent of 2,000 shares on each of the first five anniversaries of the date of grant. Each NonEmployee Director who is re-elected as a director of the Company or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholder meeting, automatically be granted a nonqualified option to purchase 2,000 shares of the Common Stock. A Non-Employee Director who receives a 10,000-share option upon initial election to the Board may not receive a 2,000-share option for at least twelve (12) months. All options granted pursuant to these provisions are granted at a per share exercise price equal to 100% of the fair market value of the Common Stock on the date of grant, and they expire on the earlier of (i) three months after the optionee ceases to be a director (except by death) and (ii) ten (10) years after the date of grant. In the event of the death of a Non-Employee Director, any option granted to such Non-Employee Director pursuant to this formula plan may be exercised at any time within twelve (12) months of the death of such Non-Employee Director or until the date on which the option, by its terms, expires, whichever is earlier.

         In addition to the automatic grants of nonqualified options, the Non-Employee Directors are eligible to receive additional nonqualified stock options pursuant to the 1996 Plan in the sole discretion of the Committee.

         Amendment. The Board of Directors may from time to time suspend or discontinue the 1996 Plan or revise or amend it in any respect; provided, however, that no such revision or amendment may impair the terms and conditions of any outstanding option to the material detriment of the optionee without the consent of the optionee, except as authorized in the event of a sale, merger, consolidation or liquidation of the Company. The 1996 Plan may not be amended in any manner that will cause incentive stock options to fail to meet the requirements of Code Section 422, and may not be amended in any manner that will: (i) materially increase the number of shares subject to the 1996 Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events; (ii) change the designation of the class of employees eligible to receive options; (iii) decrease the price at which options will be granted; or (iv) materially increase the benefits accruing to optionees under the 1996 Plan, without the approval of the shareholders, if such approval is required to comply with Code Section 422 or the requirements of Section 16(b) of the Act.

         The Board of Directors will equitably adjust the maximum number of shares of Common Stock reserved for issuance under the 1996 Plan, the number of shares covered by each outstanding option and the option price per share in the event of stock splits or consolidations, stock dividends or other transactions in which the Company receives no consideration. Generally, the Board of Directors may also provide for the protection of optionees in the event of a merger, liquidation or reorganization of the Company.

         Federal Income Tax Consequences of the 1996 Plan. Under present law, an optionee will not realize any taxable income on the date a nonqualified stock option is granted to the optionee pursuant to the 1996 Plan. Upon exercise of the nonqualified stock option, however, the optionee will realize, in the year of exercise, ordinary income to the extent of the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will be entitled to a tax deduction in its fiscal year in which nonqualified stock options are exercised, equal to the amount of compensation required to be included as ordinary income by those optionees exercising such options.

         Incentive stock options granted pursuant to the 1996 Plan are intended to qualify for favorable tax treatment to the optionee under Code Section 422. Under Code Section 422, an employee realizes no taxable income when the incentive stock option is granted. If the employee has been an employee of the Company or any subsidiary at all times from the date of grant until three months before the date of exercise, the employee will realize no taxable income when the option is exercised. If the employee does not dispose of shares acquired upon exercise for a period of two years from the granting of the incentive stock option and one year after receipt of the shares, the employee may sell the shares and report any gain as capital gain. The Company will not be entitled to a tax deduction in connection with either the grant or exercise of an incentive stock option. If the employee should dispose of the shares prior to the expiration of the two-year or one-year periods described above, the employee will be deemed to have received compensation taxable as ordinary income in the year of the early sale in an amount equal to the lesser of (i) the difference between the fair market value of the Company's Common Stock on the date of exercise and the option price of the shares, or (ii) the difference between the sale price of the shares and the option price of shares. In the event of such an early sale, the Company will be entitled to a tax deduction equal to the amount recognized by the employee as ordinary income. The foregoing discussion ignores the impact of the alternative minimum tax, which may particularly be applicable to the year in which an incentive stock option is exercised.

         Plan Benefits. Because future grants of stock options are subject to the discretion of the Committee, the future benefits under the 1996 Plan cannot be determined at this time, except for the automatic grants to Non-Employee Directors as set forth above. The table below shows the total number of shares underlying stock options that have been granted under the 1996 Plan as of March 10, 1997 to the named executive officers and the groups set forth.

                                              Shares of Common Stock
Name and Position/Group                      Underlying Options Received

James T. Anderson                                     125,000
  President and Chief Executive Officer

Michelle S. Bedard                                     75,000
  Chief Financial Officer

George F. Esbensen                                     35,000
  Vice President of Sales -
  Software Manufacturing Group

Current Executive Officers                            305,000
  as a Group (6 persons)

Current Directors who are not                          30,000
  Executive Officers as a Group (3 persons)

Current Employees who are not                          60,000
  Executive Officers or Directors
  as a Group (145 persons)

         Vote Required. The Board of Directors recommends that the shareholders approve the amendment to the 1996 Plan to increase the number of shares reserved for issuance under the 1996 Plan from 600,000 to 850,000. Under applicable Minnesota law, approval of the amendment to the 1996 Plan requires the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.


                          INDEPENDENT PUBLIC ACCOUNTANT
                                  (Proposal #4)

         Arthur Andersen LLP has served as the Company's independent public accountants since its inception in February 1996 and served as the Partnership's independent public accountants from its inception in 1993 to the reorganization of the Company and the Partnership in May 1996. A representative of Arthur Andersen LLP is expected to be present at the 1997 Annual Meeting and will be given an opportunity to make a statement regarding financial and accounting matters of the Company, if he or she so desires, and will be available to respond to appropriate questions from the Company's shareholders.

         The Board of Directors recommends that the shareholders ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the Company for the year ending December 26, 1997. The ratification of Arthur Andersen LLP as independent public accountants for the Company requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting.


                                 OTHER BUSINESS

         Management knows of no other matters to be presented at the 1997 Annual Meeting. If any other matter properly comes before the 1997 Annual Meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.


                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1998 Annual Meeting must be received by the Company by November 15, 1997 to be included in the Company's proxy statement and related proxy for the 1998 Annual Meeting.


                                  ANNUAL REPORT

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 27, 1996, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.

                                   FORM 10-KSB

         THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 27, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS TO SUCH FORM 10-KSB. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB UPON THE ADVANCE PAYMENT OF REASONABLE FEES. REQUESTS FOR A COPY OF THE FORM 10-KSB AND/OR ANY EXHIBIT(S) SHOULD BE DIRECTED TO THE CHIEF FINANCIAL OFFICER OF ZOMAX OPTICAL MEDIA, INC., 5353 NATHAN LANE, PLYMOUTH, MINNESOTA 55442. YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF MARCH 3, 1997, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 1997 ANNUAL MEETING OF SHAREHOLDERS.


                                     BY ORDER OF THE BOARD OF DIRECTORS



                                     James T. Anderson, President

Dated:  March 21, 1997

                            ZOMAX OPTICAL MEDIA, INC.


                                      PROXY
                  for Annual Meeting to be held April 22, 1997


The undersigned hereby appoints JAMES T. ANDERSON and JAMES E. FLAHERTY, and each of them, with full power of substitution, his or her Proxies to represent and vote, as designated below, all shares of the Common Stock of Zomax Optical Media, Inc. registered in the name of the undersigned at the 1997 Annual Meeting of Shareholders of the Company to be held at the Lutheran Brotherhood Building located at 625 Fourth Avenue South, Minneapolis Minnesota at 3:30 p.m., on Tuesday, April 22, 1997, and at any adjournment thereof. The undersigned hereby revokes all proxies previously granted with respect to such Annual Meeting.

The Board of Directors recommends that you vote "FOR" each proposal.

1. Set the number of directors at five (5).

             [  ]    FOR     [  ]       AGAINST     [   ]        ABSTAIN

2. Elect Directors. Nominees: Phillip T. Levin, James T. Anderson, Janice
                              Ozzello Wilcox, Robert Ezrilov, Howard P. Liszt

           [  ] FOR all nominees  listed above    [  ]  WITHHOLD  AUTHORITY to
                (except  those whose names have         vote for all nominees
                been written on the line below)         listed above.



3. Approve an increase of shares reserved under the Company's 1996 Stock Option Plan from 600,000 to 850,000.

             [  ]    FOR     [  ]       AGAINST     [   ]        ABSTAIN

4. Ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the year ending December 26, 1997.

             [  ]    FOR     [  ]       AGAINST     [   ]        ABSTAIN

5. Other Matters. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                                    Date:                          ,  1997
                                         --------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                    PLEASE  DATE AND SIGN ABOVE  exactly as name
                                    appears  at  the  left,  indicating,   where
                                    proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.

                            ZOMAX OPTICAL MEDIA, INC.

                             1996 STOCK OPTION PLAN

                           (As Amended March 7, 1997)


                                   SECTION 1.

                                   DEFINITIONS


         As used herein, the following terms shall have the meanings indicated below:

         (a) The "Company" shall mean Zomax Optical Media, Inc., a Minnesota corporation.

         (b) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

         (c) "Option Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 13) reserved for options pursuant to this Plan.

         (d) The "Plan" means the Zomax Optical Media, Inc. 1996 Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Board from time to time.

         (e) Non-Employee Directors shall mean members of the Board who are not employees of the Company or any Subsidiary.

         (f) The "Optionee" for purposes of Section 9 is an employee of the Company or any Subsidiary to whom an incentive stock option has been granted under the Plan. For purposes of Section 10, the "Optionee" is a consultant or advisor to or an employee, officer or director of the Company or any Subsidiary to whom a nonqualified stock option has been granted. For purposes of Section 11, the "Optionee" is a Non-Employee Director to whom a nonqualified stock option has been granted.

         (g) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. As long as the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "Non-Employee Director." For purposes of this Section 1(g) "Non-Employee Director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

         (h) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.


                                   SECTION 2.

                                     PURPOSE

         The purpose of the Plan is to promote the success of the Company and its subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to directors, officers, employees, consultants, and advisors upon whose efforts the success of the Company and its subsidiaries will depend to a large degree.

         It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "Incentive Stock Options" under the provisions of Section 422 of the Internal Revenue Code, and through the granting of "Nonqualified Stock Options" pursuant to Sections 10 and 11 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors. In no event shall any stock options be exercisable prior to the date this Plan is approved by the shareholders of the Company. If shareholder approval of this Plan is not obtained within twelve (12) months after the adoption of the Plan by the Board of Directors, any stock options previously granted shall be revoked.


                                   SECTION 3.

                             EFFECTIVE DATE OF PLAN

         The Plan shall be effective as of the date it is adopted by the Board of Directors of the Company, subject to approval by the shareholders of the Company as required in Section 2.


                                   SECTION 4.

                                 ADMINISTRATION

         The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Stock Option Committee (hereinafter referred to as the "Committee" and as defined in Section 1(g) of this Plan) which may be appointed by the Board from time to time. The Board or the Committee, as the case may be, shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. The Board, or the Committee, shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Board's, or the Committee's, interpretation of the Plan, and all actions taken and determinations made by the Board or the Committee pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.

         In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.


                                   SECTION 5.

                                  PARTICIPANTS

         The Board or the Committee, as the case may be, shall from time to time, at its discretion and without approval of the shareholders, designate those employees, directors, officers, consultants or advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital-raising transaction. The Board or the Committee, as the case may be, shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Subsidiary to whom incentive stock options shall be granted under this Plan.

         The Board or the Committee may grant additional incentive stock options or nonqualified stock options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Board or the Committee shall also determine the number of shares to be optioned to each such participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan.

                                   SECTION 6.

                                      STOCK

         The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Option Stock. Eight hundred fifty thousand (850,000) shares of Option Stock shall be reserved and available for options under the Plan; provided, however, that the total number of shares of Option Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 13 of the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Option Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.


                                   SECTION 7.

                                DURATION OF PLAN

         Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the earlier of the date the Plan is approved by the Board or the date it is approved by the shareholders of the Company. Nonqualified stock options may be granted pursuant to the Plan from time to time after the Plan is adopted by the Board and until the Plan is discontinued or terminated by the Board.


                                   SECTION 8.

                                     PAYMENT

         Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, certified check, Common Stock of the Company valued at such stock's then "fair market value" as defined in Section 9 below, or such other form of payment as may be authorized by the Board or the Committee. The Board or the Committee may, in its sole discretion, limit the forms of payment available to the Optionee and may exercise such discretion any time prior to the termination of the Option granted to the Optionee or upon any exercise of the Option by the Optionee.


                                   SECTION 9.

                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

         Each incentive stock option granted pursuant to the Plan shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Board or the Committee and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. The option price per share shall not be less than one hundred percent (100%) of the fair market value of the Common Stock per share on the date the Board or the Committee, as the case may be, grants the option; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the option price per share of an incentive stock option granted to such Optionee shall not be less than one hundred ten percent (110%) of the fair market value of the Common Stock per share on the date of the grant of the option. For purposes hereof, if such stock is then reported in the national market system or is listed upon an established exchange or exchanges, "fair market value" of the Common Stock per share shall be the highest closing price of such stock in such national market system or on such stock exchange or exchanges on the date the option is granted or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of stock. If such stock is not so reported in the national market system or listed upon an exchange, "fair market value" shall be the mean between the "bid" and "asked" prices quoted by a recognized specialist in the Common Stock of the Company on the date the option is granted, or if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes. If such stock is not publicly traded as of the date the option is granted, the "fair market value" of the Common Stock shall be determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to all such options. The Board or the Committee, as the case may be, shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

         (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Board or the Committee, as the case may be, but in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the incentive stock option shall be exercisable during a term of not more than five (5) years after the date on which it is granted. The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Board or the Committee, as the case may be, may accelerate the exercise date of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Other  Provisions.  The  Option  Agreement  authorized  under  this
         Section 9 shall contain such other provisions as the Board or the Committee, as the case may be, shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "Incentive Stock Option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

         (d) Holding Period. The disposition of any shares of Common Stock acquired by an Optionee pursuant to the exercise of an option described above shall not be eligible for the favorable taxation treatment of
         Section 421(a) of the Internal Revenue Code unless any shares so acquired are held by the Optionee for at least two (2) years from the date of the granting of the option under which the shares were acquired and at least one year after the acquisition of such shares pursuant to the exercise of such option, or such other periods as may be prescribed by the Internal Revenue Code. In the event of an Optionee's death, such holding period shall not be applicable pursuant to Section 421(c)(1) of the Internal Revenue Code.


                                   SECTION 10.

               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

         Each nonqualified stock option granted pursuant to the Plan shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Board or the Committee and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. The option price per share shall be equal to one hundred percent (100%) of the fair market value of the Common Stock per share on the date the Board or the Committee grants the option unless otherwise determined by the Board or the Committee, as the case may be; provided, however, that the option price per share shall be equal to at least eighty-five percent (85%) of the fair market value of the Common Stock per share on the date of grant. For purposes hereof, the "fair market value" of a share of Common Stock shall have the same meaning as set forth under
         Section 9(a) herein.

         (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Board or the Committee, as the case may be, but in no event shall any option be exercisable during a term of more than ten (10) years after the date on which it was granted. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Board or the Committee, as the case may be, may accelerate the exercise date of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Withholding. In the event the Optionee is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, any federal, state, local or other taxes required by law to be withheld with respect to the option's exercise, the Board or the Committee, as the case may be, may, in its discretion and pursuant to such rules as it may adopt, permit the Optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Optionee as a result of the option's exercise equal to the amount required to be withheld for tax purposes. Any stock elected to be withheld shall be valued at its "fair market value," as provided under
         Section 9(a) hereof, as of the date the amount of tax to be withheld is determined under applicable tax law. The Optionee's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall also comply with such rules as may be adopted by the Board or the Committee to assure compliance with Rule 16b-3, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

         (d) Other  Provisions.  The  Option  Agreement  authorized  under  this
         Section 10 shall contain such other provisions as the Board, or the Committee, as the case may be, shall deem advisable.


                                   SECTION 11.

                  GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS

         (a) Upon Joining Board. Each Non-Employee Director whose initial election or appointment to the Board of Directors occurs after the date this Plan is adopted by the Board of Directors shall, as of the date of such election or appointment to the Board, automatically be granted an option to purchase 10,000 shares of the Common Stock at an option price per share equal to one hundred percent (100%) of the fair market value of the Common Stock on the date of such election or appointment. Such option shall become exercisable to the extent of 2,000 shares on each of the first, second, third, fourth and fifth anniversaries of the date of grant.

         (b) Upon Re-election to Board. Each Non-Employee Director who, after the date this Plan is adopted by the Board of Directors, is re-elected as a Non-Employee Director of the Company or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholder meeting, automatically be granted an option to purchase 2,000 shares of

         Common Stock at an option price per share equal to one hundred percent (100%) of the fair market value of the Common Stock on the date of such re-election or shareholder meeting; provided that a Non-Employee Director who receives an option pursuant to subsection (a) above shall not be entitled to receive an option pursuant to this subsection (b) until at least twelve (12) months after such Non-Employee Director's initial election to the Board. Options granted pursuant to this subsection (b) shall be immediately exercisable in full.

         (c) General. Non-Employee Directors shall not receive more than one option to purchase 2,000 shares pursuant to this Section 11 in any one fiscal year. All options granted pursuant to this Section 11 shall be designated as nonqualified options and shall be subject to the same terms and provisions as are then in effect with respect to granting of nonqualified options to officers and employees of the Company, except that the option shall expire on the earlier of (i) three months after the optionee ceases to be a director (except by death) and (ii) ten
         (10) years after the date of grant. Notwithstanding the foregoing, in the event of the death of a Non-Employee Director, any option granted to such Non-Employee Director may be exercised at any time within twelve (12) months of the death of such Non-Employee Director or on the date on which the option, by its terms expire, whichever is earlier.


                                   SECTION 12.

                               TRANSFER OF OPTION

         No option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the Optionee's lifetime, the option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any option granted under the Plan during the Optionee's lifetime, such transfer shall be void and the option, to the extent not fully exercised, shall terminate.


                                   SECTION 13.

             RECAPITALIZATION, SALE, MERGER, EXCHANGE OR LIQUIDATION

         In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and the price per share thereof shall be adjusted by the Board to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

         Unless otherwise provided in the Option Agreement, in the event of the sale by the Company of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off), or liquidation of the Company, the Board may, in connection with the Board's adoption of the plan for such transaction, provide for one or more of the following: (i) the equitable acceleration of the exercisability of any outstanding options hereunder; (ii) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such sale, merger, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off), or liquidation); and (iii) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for sale, merger, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off), or liquidation and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such sale, merger, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off), or liquidation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                                   SECTION 14.

                               INVESTMENT PURPOSE

         No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Option Stock to an Optionee, the Board or the Committee may require the Optionee to (a) represent that the shares of Option Stock are being acquired for investment and not resale and to make such other representations as the Board, or the Committee, as the case may be, shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Optionee shall not dispose of the shares of Option Stock in violation of the Securities Act of 1933 or any other applicable securities laws. The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 14.

                                   SECTION 15.

                             RIGHTS AS A SHAREHOLDER

         An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 13 of the Plan).


                                   SECTION 16.

                              AMENDMENT OF THE PLAN

         The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 13, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 12 hereof, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Optionees under the Plan, unless such revision or amendment is approved by the shareholders of the Company. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code. In addition to and notwithstanding the foregoing, the provisions of Section 11 shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.


                                   SECTION 17.

                        NO OBLIGATION TO EXERCISE OPTION

         The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Optionee in its employ for any period.